As filed with the Securities and Exchange Commission on February 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)

David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

Item 1. Report to Stockholders.

[Insert full text of semi-annual or annual report here]

7

As filed with the Securities and Exchange Commission on February 8, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)

David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

Item 1. Report to Stockholders.

Y i e l d .

G r o w t h .

Q u a l i t y .

2004 Annual Report

T o r t o i s e  E n e r g y  I n f r a s t r u c t u r e  C o r p o r a t i o n

2 0 0 4   C o m p a n y   a t   a   G l a n c e

•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (“MLPs”) operating energy infrastructure assets
•	Objectives: Yield, Growth, Quality
•	Milestones
-	Initial Public Offering completed and operations commenced February 27
-	First Aaa Rated Notes Offering in MLP sector, completed July 15
-	First Aa Rated Money Market Cumulative Preferred Stock Offering, completed September 16
-	Declared the Company’s third quarterly dividend of $0.43 per share, exceeding full investment dividend goal
-	Completed Follow-on Common Stock Offering December 22 (the first in closed-end funds in a decade)

About Master Limited Partnerships
MLPs are limited partnerships whose interests are traded in the form of units on public exchanges such as the New York Stock Exchange, the NASDAQ and the American Stock Exchange. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources, and real estate.

Tortoise Energy Infrastructure Corporation’s Investment Objective: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream and pipeline operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.

A Tortoise Energy Investment Versus a Direct Investment in MLPs
The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred with a low correlation to stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation—accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Energy include:

•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and

•	Access to direct placements and other investments not available through the public markets.

Portfolio Selection

Step 1: Select MLPs with strong management teams
and appropriate corporate governance policies.

Step 2: Emphasize MLPs with strong market
positioning and good growth prospects.

Step 3: Proprietary valuation model used to
determine portfolio weightings.

(Unaudited)

2004 Annual Report

S u m m a r y  F i n a n c i a l  I n f o r m a t i o n
Year Ended November 30	2004
Market value per share	$27.06
Net asset value per share	26.53
Total net assets	336,552,543
Unrealized appreciation before deferred taxes	78,584,990
After taxes	47,869,142
Net investment loss	(243,288)
Total realized loss	(34,027)
Total return (based on market value), inception to Nov. 30	12.51%
Expense ratio to average net assets(1)	1.62%
Expense ratio, excluding interest and auction agent fees, to net assets(2)	1.22%
(1)	Annualized. Represents expenses, after fee reimbursement, and excludes non-recurring organizational expenses.
(2)	Annualized. Represents expenses, excluding interest, auction agent fees and non-recurring organizational expenses.

(Unaudited)

Tortoise Energy Infrastructure Corporation

Y I E L D

High current dividends paid to stockholders

January 19, 2005

T O  O U R  F E L L O W  S T O C K H O L D E R S

We are pleased to present Tortoise Energy’s first annual report in which we will share our perspective and accomplishments for the fiscal year ended November 30, 2004, and provide our outlook for the coming year.

The Year in Review
Tortoise Energy’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. We achieve this by investing in what we believe to be a high quality segment of the equity market: Master Limited Partnerships (“MLPs”) that operate energy infrastructure assets. We believe the Company is positioned to deliver on our promise of yield, growth, and quality into the future.

On February 27, 2004, we completed our initial public offering, creating the first closed-end fund focused on MLPs. After completing the initial offering in February, we fully invested the proceeds by mid-summer and then completed a $110 million Tortoise Notes offering in July 2004. After investing the proceeds of the Notes offering, we raised $35 million by issuing Money Market Cumulative Preferred Shares in September 2004. We fixed the rate on $110 million of our borrowings through July of 2007 by utilizing an interest rate hedge to reduce our exposure to potential increases in interest rates.

We are proud of both the pace and the results of Tortoise Energy’s investment activities. We successfully identified MLPs offering not only attractive yields, but distribution growth. In fact, 80% of our investments increased their distributions during the year. While our focus on high quality issuers may cause us to miss some upside opportunities, we believe our disciplined investment strategy also results in our avoiding riskier investments. The total return to an investor that purchased at the IPO, including dividends, at year end was 12.5%.

(Unaudited)

2004 Annual Report

G R O W T H

An industry with real, hard assets and increasing
demand from economic and population growth

During November 2004, we declared our third quarterly dividend—$0.43 per share—which was paid on December 1st, bringing the total dividends paid since inception to $0.97 per share. All of the dividends we have paid to date are a non-taxable return of capital. Assuming no growth in dividends, a quarterly dividend of $0.43 will generate $1.72 in annual dividends.

While the Company expects to report net investment loss due to the nature of its investments in MLPs, Tortoise Energy’s distributable cash flow is strong. We have summarized the significant information in the table below. We believe distributable cash flow is the best measure of our dividend-paying capacity.

Calculation of Distributable Cash Flow ("DCF")
	Three months ended	For the period ended
	November 30, 2004(1)	November 30, 2004(1)
Distributions received from MLPs	$7,273,590	$14,304,509
Plus: Stock dividend	633,690	1,597,081
Interest and dividend income	237,239	1,033,330
Cash received from investments	$8,144,519	$16,934,920
Operating expenses(2)	(2,468,641)	(4,293,977)
DCF	$5,675,878	$12,640,943
Average shares outstanding for the period	12,684,154	12,684,154
Dividend per share	$0.43	$0.97
(1)	For complete financial information refer to the audited financial statements and footnotes included in this report.
(2)	Current and anticipated operating expenses for the period, including leverage costs, less the expense reimbursement and waiver from the adviser.

(Unaudited)

Tortoise Energy Infrastructure Corporation

Q U A L I T Y

Strategic asset selection of stable recurring revenue
streams by an experienced management team

Subsequent Events
We issued an additional 1.75 million common shares at $27.35 per share on December 16, 2004, to provide Tortoise Energy with financial flexibility to participate in what we believe to be favorable additional investment opportunities. This equity offering—the first follow-on offering of a closed-end fund in almost a decade—netted proceeds of $46.2 million to the Company. If favorable investment opportunities are available after we invest the proceeds of this offering, we expect to employ additional leverage in the first quarter of 2005.

Outlook for MLPs & Tortoise Energy
This past year, the U.S. economy experienced growth in demand for crude oil, natural gas, and refined products. This growth in demand for energy commodities is the primary driver of revenue for MLPs operating in the energy infrastructure sector. Increases in volumes transported, processed, stored, and delivered have positively impacted the operating results and cash distributions of the MLPs in which we have invested. In spite of rising oil and gas prices during the year, the demand for energy commodities continued to grow. Acquisition activity by MLPs was also strong during the year, as MLPs purchased $7 billion in assets—another positive indicator of growth.

Unlike most equity securities, MLPs pay out virtually all of their operating cash flow and, therefore, have high levels of distributions for unitholders. Unlike fixed income securities, the income paid to unitholders can grow. We anticipate dividend growth at least equal to nominal U.S. GDP in the long run as a consequence of economic and population growth driving volume and, therefore utilization of U.S. energy infrastructure. If our analysis is correct, Tortoise stockholders will have a steadily growing dividend for years to come.

While many economists are predicting higher short- and long-term interest rates and the Federal Reserve has increased the short-term Federal funds rate, we believe that the ability of MLPs to increase distributions should help maintain pricing for the MLP shares.

In Conclusion
We believe that Tortoise Energy has established a solid foundation for many years of successful operation, and we will continue to focus on the fundamental principles that guide our firm: Yield, Growth, and Quality. We look forward to serving you in the coming year and hope to see you at the Annual Stockholders Meeting on April 15, 2005.

Sincerely,

The Managers
Tortoise Capital Advisors, L.L.C.

Terry Matlack H.	Kevin Birzer	David J. Schulte	Zachary A. Hamel	Kenneth P. Malvey

“…Steady Wins&#-8123;”

(Unaudited)

2004 Annual Report

Tortoise Energy Infrastructure Corporation

Business Description and 2004 Financials

Tortoise Energy Infrastructure Corporation

T A B L E  O F  C O N T E N T S

7	Business Description

11	Schedule of Investments

13	Statement of Assets & Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Statement of Cash Flows

18	Financial Highlights

19	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Officers and Directors of the Company (unaudited)

28	Additional Information

IBC*	Company Information

* Inside back cover

2004 Annual Report

B U S I N E S S  D E S C R I P T I O N
November 30, 2004

To r t o i s e E n e r g y
Tortoise Energy Infrastructure Corporation (“Tortoise Energy”) commenced operations in February 2004. Tortoise Energy’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. For purposes of Tortoise Energy’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which Tortoise Energy will invest regardless of the tax character of the distributions. Tortoise Energy seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships (“MLPs”) in the energy infrastructure sector. Similar to the tax characterization of distributions made by MLPs to its unitholders, Tortoise Energy believes that it will have relatively high levels of deferred taxable income associated with distributions made to its stockholders. Tortoise Energy is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as Tortoise Energy’s investment adviser.

E n e r g y I n f ra s t r u c t u r e I n d u s t r y
Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Under normal circumstances, Tortoise Energy invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies and invests at least 70% of its total assets in equity securities of MLPs. Tortoise Energy invests solely in energy infrastructure companies organized in the United States.

Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Master Limited Partnerships
Under normal circumstances, Tortoise Energy invests at least 70% of its total assets in equity securities of MLPs that derive at least 90% of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level. The MLP has two classes of partners, the general partner, and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only converting to common if certain financial tests are met.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

(Unaudited)

Tortoise Energy Infrastructure Corporation

B U S I N E S S  D E S C R I P T I O N
(Continued)

Energy infrastructure MLPs in which Tortoise Energy invests can generally be classified in the following categories:

•
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

•
Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

•
Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•
Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.

Tortoise Energy invests primarily in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. Almost all MLP common units and I-Shares in which Tortoise Energy invests are listed and traded on the NYSE, American Stock Exchange (“AMEX”) or NASDAQ National Market. Tortoise Energy also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares.

MLP common unitholders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions (“MQD”), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible into common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. Tortoise Energy invests in I-Shares only if it has adequate cash to satisfy its distribution targets.

Although Tortoise Energy also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities of such corporations typically do not meet Tortoise Energy’s investment objective. Tortoise Energy also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

(Unaudited)

2004 Annual Report

B U S I N E S S  D E S C R I P T I O N
(Continued)

Summary of  Investment Polici e s
Under normal circumstances, Tortoise Energy will invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs.

Tortoise Energy has adopted the following additional nonfundamental investment policies:

•	Tortoise Energy may invest up to 30% of its total assets in restricted securities. Subject to this policy, Tortoise Energy may invest without limitation in illiquid securities.

•	Tortoise Energy may invest up to 25% of total assets in debt securities of energy infrastructure companies, including securities rated below noninvestment grade (commonly referred to as “junk bonds”).

•	Tortoise Energy will not invest more than 10% of total assets in any single issuer.

•	Tortoise Energy will not engage in short sales.

Following its initial public offering, Tortoise Energy leveraged its capital structure through the issuance of auction rate senior notes and auction rate preferred stock. Tortoise Energy expects to engage in additional leverage in the first quarter of 2005. The Board of Directors approved temporary investment policies pending the receipt of leverage proceeds, which allowed Tortoise Energy to base its 10% limit on assets in a single issuer and its 30% limit on restricted securities on anticipated leverage proceeds rather than total assets at the time of purchase. In the event that leverage proceeds are not realized or are less than anticipated, Tortoise Energy may hold securities in excess of its stated policy limits and may be forced to liquidate such investments during unfavorable market conditions.

Tax Status of Company
Unlike most investment companies, Tortoise Energy is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, Tortoise Energy is obligated to pay federal and applicable state corporate taxes on its taxable income. Unlike regulated investment companies, Tortoise Energy is not required to distribute substantially all of its income and capital gains. Tortoise Energy invests a substantial portion of its assets in MLPs. Although the MLPs generate income taxable to Tortoise Energy, Tortoise Energy expects the MLPs to pay cash distributions in excess of the taxable income reportable by Tortoise Energy. Similarly, Tortoise Energy expects to distribute cash in excess of its taxable income to its stockholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves).

Stockholder Tax Features
Stockholders of Tortoise Energy hold stock of a corporation. Shares of stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of Tortoise Energy will not recognize an allocable share of Tortoise Energy’s income, gains, losses and deductions. Stockholders recognize income only if Tortoise Energy pays out distributions. The tax character of the distributions can vary. If Tortoise Energy makes distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder, such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gains rates. If distributions exceed Tortoise Energy’s allocated current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder’s basis in its stock. To the extent excess distributions exceed a stockholder’s basis, the amount in excess of basis will be taxed as capital gain. Based on the historical performance of MLPs, Tortoise Energy expects that a significant portion of distributions to holders of stock will constitute a tax-free return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent

(Unaudited)

Tortoise Energy Infrastructure Corporation

B U S I N E S S   D E S C R I P T I O N
(Continued)

remaining, if any, to pay distributions on stock. There is no assurance that Tortoise Energy will make regular distributions or that Tortoise Energy’s expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.

Upon the sale of stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income tax basis in its stock sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if stock were held as a capital asset for more than one year.

Distribution s
Tortoise Energy intends to pay out substantially all of its Distributable Cash Flow (“DCF”) to holders of stock through quarterly distributions. DCF is the amount received by Tortoise Energy as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by Tortoise Energy, less current or anticipated operating expenses, dividends on MMP shares, taxes on Company taxable income, and leverage costs paid by Tortoise Energy. Tortoise Energy’s Board of Directors adopted a policy to target distributions to stockholders in an amount of at least 95% of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that Tortoise Energy will continue to make regular distributions.

Automatic Dividend Reinvestment Plan
If a stockholder’s shares are registered directly with Tortoise Energy or with a brokerage firm that participates in Tortoise Energy’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Investors Services, L.L.C. (“Computershare”), in additional shares of common stock of Tortoise Energy (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

On the distribution payment date, if the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, Tortoise Energy will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the asset value per share or 95% of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent.

There are no brokerage charges with respect to shares issued directly by Tortoise Energy as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold.

Stockholders may elect not to participate in the Plan by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare at Two North LaSalle Street, Chicago, Illinois 60602.

(Unaudited)

2004 Annual Report

S C H E D U L E  O F  I N V E S T M E N T S
	November 30, 2004
Master Limited Partnerships—149.09%+	Shares	Value
Coal—3.98%+
Natural Resource Partners L.P.	253,700	$13,395,360

Crude/Refined Products Pipelines—90.82%+
Buckeye Partners, L.P.	407,300	16,727,811
Enbridge Energy Partners, L.P.	419,200	20,821,664
Holly Energy Partners, L.P.	427,070	14,217,160
Kaneb Pipe Line Partners, L.P.	412,000	24,699,400
Kinder Morgan Energy Partners, L.P.	59,200	2,690,048
Kinder Morgan Management, L.L.C.#	883,599	36,095,019
K-Sea Transportation Partners, L.P.	65,600	2,227,120
Magellan Midstream Partners, L.P.	841,637	49,000,106
Pacific Energy Partners, L.P.	656,500	18,441,085
Plains All American Pipeline, L.P.	767,335	28,337,682
Plains All American Pipeline, L.P.—Unregistered^	486,855	16,898,737
Sunoco Logistics Partners, L.P.	838,200	33,829,752
TEPPCO Partners, L.P.	613,300	24,072,025
Valero, L.P.	294,700	17,605,378
		305,662,987
Natural Gas/Natural Gas Liquid Pipelines—16.11%+
Enterprise Products Partners, L.P.	1,937,510	47,449,620
Northern Border Partners, L.P.	142,100	6,754,013
		54,203,633
Natural Gas Gathering/Processing—26.67%+
Copano Energy, L.L.C.*	170,500	4,207,940
Energy Transfer Partners, L.P.	918,444	49,577,607
Markwest Energy Partners, L.P.	226,100	10,748,794
Markwest Energy Partners, L.P.—Unregistered^	579,710	25,217,385
		89,751,726
Propane Distribution—11.51%+
Inergy, L.P.	1,300,000	38,116,000
Inergy, L.P.—Unregistered^	24,861	637,934
		38,753,934
Total Master Limited Partnerships (Cost $423,182,650)		501,767,640
(Continued)

Tortoise Energy Infrastructure Corporation

S C H E D U L E  O F  I N V E S T M E N T S
(Continued)

	November 30, 2004
	Principal
Promissory Notes—2.26%+	Amount	Value
K-Sea Transportation Partners L.P.—Unregistered, 8.000%, Due 03/31/2009
(Cost $7,593,556)^@	$7,698,458	7,593,556
Investment Companies—0.95%+	Shares
First American Government Obligations Money Market Fund—Class Y
(Cost $3,209,326)	3,209,326	3,209,326
Total Investments—152.30%+ (Cost $433,985,532)		512,570,522
Interest Rate Swap Contracts—(0.06%)+
$60,000,000 notional, Matures 7/10/2007—Unrealized Depreciation		(82,599)
$50,000,000 notional, Matures 7/17/2007—Unrealized Depreciation		(125,931)
		(208,530)
Liabilities in Excess of Other Assets—(41.84%)+		(140,809,449)
Preferred Shares at Redemption Value—(10.40%)+		(35,000,000)
Total Net Assets Applicable to Common Stockholders—100.00%+		$336,552,543

Footnotes and Abbreviations
+	Calculated as a percentage of net assets.
*	Non-Income producing security.
^	Fair valued securities represent a total market value of $50,347,612 which represents 14.96% of net assets.
#	Security distributions are paid in kind.
@	Security is a variable rate instrument. Interest rate is as of November 30, 2004.

See Accompanying Notes to the Financial Statements.

2004 Annual Report

S T A T E M E N T  O F  A S S E T S  &  L I A B I L I T I E S

November 30, 2004
Assets
Investments at value (cost $433,985,532)	$512,570,522
Cash	4,278,840
Receivable for Adviser reimbursement	183,137
Interest receivable	24,031
Prepaid expenses and other assets	1,889,685
Total assets	518,946,215
Liabilities
Payable to Adviser	756,435
Dividend payable on preferred shares	42,486
Dividend payable on common shares	5,454,186
Accrued expenses and other liabilities	602,017
Unrealized depreciation on interest rate swap contracts	208,530
Deferred tax liability	30,330,018
Auction rate senior notes payable
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Total liabilities	147,393,672
Preferred Shares
$25,000 liquidation value per share applicable to 1,400 outstanding shares
(7,500 shares authorized)	35,000,000
Net assets applicable to common stockholders	$336,552,543
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 12,684,154 shares issued and outstanding
(100,000,000 shares authorized)	$12,684
Additional paid-in capita	l 288,948,032
Accumulated net investment loss, net of deferred tax benefit	(243,288)
Accumulated realized loss, net of deferred tax benefit	(34,027)
Net unrealized gain on investments and interest rate swap contracts, net of deferred
Tax expense	47,869,142
Net assets applicable to common stockholders	$336,552,543
Net Asset Value per common share outstanding (net assets applicable to common
shares, divided by common shares outstanding)	$26.53

See Accompanying Notes to the Financial Statements.

Tortoise Energy Infrastructure Corporation

S T A T E M E N T  O F  O P E R A T I O N S

Period from
February 27, 2004(1)
through
November 30, 2004
Investment Income
Distributions from master limited partnerships	$2,542,488
Dividends from money market mutual funds	187,689
Interest	845,641
Total Investment Income	3,575,818
Expenses
Advisory fees	2,647,010
Organizational expenses	249,003
Professional fees	317,864
Administrator fees	188,608
Directors’ fees	68,480
Reports to stockholders	60,175
Fund accounting fees	40,061
Custodian fees and expenses	40,060
Registration fees	28,623
Stock transfer agent fees	10,002
Other expenses	52,797
Total expense before interest expense and auction agent fees	3,702,683
Interest expense on auction rate senior notes	768,645
Auction agent fees	144,178
912,823
Total Expenses	4,615,506
Less, expense reimbursement by Adviser	(640,855)
Net Expenses	3,974,651
Net Investment Loss, before deferred tax benefit	(398,833)
Deferred tax benefit	155,545
Net Investment Loss	(243,288)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	312,748
Net realized loss on interest rate swap settlements	(368,530)
Net realized loss, before deferred tax benefit	(55,782)
Deferred tax benefit	21,755
Net realized loss on investments and interest rate swap settlements	(34,027)
Net change in unrealized appreciation of investments	78,584,990
Net change in unrealized depreciation of interest rate swap contracts	(208,530)
Net change in unrealized gain, before deferred tax expense	78,376,460
Deferred tax expense	(30,507,318)
Net change in unrealized appreciation of investments and interest rate
swap contracts	47,869,142
Net Realized and Unrealized Gain on Investments	47,835,115
Dividends to Preferred Stockholders	(152,568)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$47,439,259

(1) Commencement of Operations.

See Accompanying Notes to the Financial Statements.

2004 Annual Report

S T A T E M E N T  O F  C H A N G E S  I N  N E T  A S S E T S

Period from
February 27, 2004(1)
through
November 30, 2004
Operations
Net investment loss	$(243,288)
Net realized loss on investments and interest rate swap settlements	(34,027)
Net change in unrealized appreciation of investments and interest rate swap contracts	47,869,142
Dividends to preferred stockholders	(152,568)
Net increase in net assets applicable to common stockholders resulting
from operations	47,439,259
Dividends and Distributions to Common Stockholders
Net investment income —
Return of capital	(12,278,078)
Total dividends to common stockholders	(12,278,078)
Capital Share Transactions
Proceeds from initial public offering of 11,000,000 common shares 275,000,000
Proceeds from issuance of 1,600,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering 40,000,000
Underwriting discounts and offering expenses associated with the issuance of common shares	(14,705,165)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	(725,000)
Issuance of 61,107 common shares from reinvestment of dividend distributions to stockholders	1,453,105
Net increase in net assets, applicable to common stockholders, from capital share transactions	301,022,940
Total increase in net assets applicable to common stockholders	336,184,121
Net Assets
Beginning of period	368,422
End of period	$336,552,543
Accumulated net investment loss, net of deferred tax benefit, at November 30, 2004	$(243,288)

(1) Commencement of Operations.

See Accompanying Notes to the Financial Statements.

Tortoise Energy Infrastructure Corporation

S T A T E M E N T O F C A S H F L O W S

Period from
February 27, 2004(1)
through
November 30, 2004

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$14,304,509
Interest income received	810,088
Dividend income received from money market funds	187,689
Purchases of long-term investments	(445,922,215)
Proceeds from sale of investments	3,708,544
Net purchases of short-term investments	(3,209,614)
Payments for interest rate swap settlements	(368,530)
Interest expense paid	(606,655)
Operating expenses paid	(2,829,735)
Net cash used in operating activities	(433,925,919)
Cash Flows from Financing Activities
Issuance of common stock	315,000,000
Issuance of auction rate senior notes payable	110,000,000
Issuance of preferred stock 35,000,000
Common stock issuance costs	(14,705,165)
Debt issuance costs	(1,435,500)
Preferred stock issuance costs	(542,129)
Dividends paid to preferred stockholders	(110,082)
Dividends paid to common stockholders	(5,370,787)
Net cash provided by financing activities	437,836,337
Net decrease in cash	3,910,418
Cash—beginning of period	368,422
Cash—end of period	$4,278,840

(Continued)

2004 Annual Report

S T A T E M E N T O F C A S H F L O W S
(Continued)

Period from
February 27, 2004(1)
through
November 30, 2004

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets, applicable to common stockholders, resulting from operations	$47,439,259
Adjustments to reconcile net increase in net assets, applicable to common stockholders, resulting from operations to net cash used in operating activities
Purchases of long-term investments, net of return of capital adjustments	(434,160,194)
Proceeds from sales of investments	3,708,544
Net purchases of short-term investments	(3,209,614)
Deferred income taxes	30,330,018
Net change in unrealized appreciation on investments and interest rate swap contracts	(78,376,460)
Realized gains on investments	(312,748)
Accretion of discount on investments	(11,522)
Amortization of debt issuance costs	13,659
Dividends to preferred stockholders	152,568
Changes in operating assets and liabilities
Increase in interest receivable	(24,031)
Increase in prepaid expenses and other assets	(467,842)
Increase in payable to Adviser	573,298
Increase in accrued expenses and other liabilities	419,146
Total adjustments	(481,365,178)
Net cash used in operating activities	$(433,925,919)
Non-Cash Financing Activities
Reinvestment of distributions to common stockholders	$1,453,105

(1) Commencement of Operations.

See Accompanying Notes to the Financial

Tortoise Energy Infrastructure Corporation

F I N A N C I A L H I G H L I G H T S

Period from
February 27, 2004(1)
through
November 30, 2004

Per Common Share Data(2)
Net Asset Value, beginning of period
Public offering price	$25.00
Underwriting discounts and offering costs on initial public offering	(1.17)
Underwriting discounts and offering costs on issuance of preferred shares	(0.06)
Income from Investment Operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	3.77
Total increase from investment operations	3.74
Less Dividends to Preferred Stockholders:
Net investment income —
Return of capital	(0.01)
Total dividends to preferred stockholders	(0.01)
Less Dividends to Common Stockholders:
Net investment income —
Return of capital	(0.97)
Total dividends to common stockholders	(0.97)
Net Asset Value, end of period	$26.53
Per common share market value, end of period	$27.06
Total Investment Return Based on Market Value(3)	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$336,553
Ratio of expenses to average net assets before waiver(4)(6)	2.01%
Ratio of expenses to average net assets after waiver(4)(6)	1.73%
Ratio of expenses, without regard to non-recurring organizational expenses,
to average net assets before waiver(4)(6)	1.90%
Ratio of expenses, without regard to non-recurring organizational expenses,
to average net assets after waiver(4)(6)	1.62%
Ratio of net investment loss to average net assets before waiver(4)(6)	(0.45)%
Ratio of net investment loss to average net assets after waiver(4)(6)	(0.17)%
Portfolio turnover rate	1.39%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$110,000
Per common share amount of borrowings outstanding at end of period	$8.67
Per common share amount of net assets, excluding borrowings, at end of period	$35.21
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$4,059
Series B	$4,059
Asset coverage ratio of auction rate senior notes(5)	406%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)
Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized.
(5)
Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes at the end of the period divided by auction rate senior notes outstanding at the end of the period.

(6)	The expense ratios and net investment income ratios do not reflect the effect of dividend payments to preferred stockholders.

See Accompanying Notes to the Financial Statements.

2004 Annual Report

N O T E S T O F I N A N C I A L S T A T E M E N T S
November 30, 2004

1. Organization

Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders and dividend growth. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG”.

2 . Significant  Accounting  Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issuance, securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

Tortoise Energy Infrastructure Corporation

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S
(Continued)

D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividend, for book purposes, is comprised entirely of return of capital as a result of the current period net loss incurred by the Company. For tax purposes, the Company estimates the current dividend to common stockholders is also comprised of 100% return of capital for the current fiscal year. The Company is unable to make final determinations as to the tax character of the dividend to common stockholders until after the end of the calendar year. The Company will inform stockholders of the final character of the dividend during January 2005.

Dividends to preferred stockholders are based on a variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued for the subsequent 28 day period on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.

E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk of its leverage structure. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2004 Annual Report

N O T E S T O F I N A N C I A L S T A T E M E N T S
(Continued)

3. Concentration of  Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders and dividend growth. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through January 31, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending January 31, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

The Company has engaged U.S. Bancorp Fund Services, L.L.C. to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.

U.S. Bank N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2004, are as follows:

Deferred tax assets:
Organization costs	$82,478
Net operating loss carryforwards	1,086,392
1,168,870
Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	30,507,318
Basis of investment in MLPs	991,570
31,498,888
Total net deferred tax liability	$30,330,018

Tortoise Energy Infrastructure Corporation

N O T E S T O F I N A N C I A L S T A T E M E N T S
(Continued)

For the period from February 27, 2004 to November 30, 2004, the components of income tax expense include $27,285,901 and $3,110,771 for deferred federal and state income taxes, respectively, as well as a reduction of the Company’s valuation allowance as of February 27, 2004 in the amount of $66,654. At November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ended November 30, 2024.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes, as follows:

Application of statutory income tax rate	$27,272,646
State income taxes	3,037,849
Change in deferred tax valuation allowance	(66,654)
Other, net	86,177
Total	$30,330,018

At November 30, 2004, the Company did not record a valuation allowance against its deferred tax assets.

At November 30, 2004, the cost basis of investments for federal income tax purposes was $431,443,044. At November 30, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$81,127,478
Gross unrealized depreciation	—
Net unrealized appreciation	$81,127,478

6 . Investment Transactions
For the period ended November 30, 2004, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $445,922,215 and $3,708,544 (excluding short-term debt securities and interest rate swaps), respectively.

7. Auction Rate Senior Notes
The Company has issued $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of November 30, 2004 were 2.25% and 2.35%, respectively. The weighted average interest rates for Series A and Series B for the period from July 15, 2004 (issuance date) through November 30, 2004, were 2.03% and 2.05%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, each rate period will be 28 days. The Notes will not be listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

2004 Annual Report

N O T E S T O F I N A N C I A L S T A T E M E N T S
(Continued)

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

8. Preferred Shares
The Company has 10,000,000 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The rights of MMP Shares are set forth in the Company’s charter. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the MMP Shares are entitled to receive dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2004 was 2.55%. The weighted average dividend rate for the period from September 16, 2004 (issuance date) through November 30, 2004, was 2.31%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred shares or the holders of common shares.

9. Interest Rate Swap Contracts
The Company may enter into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest on dividend payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the principal amount of the outstanding auction rate senior notes or 200% asset coverage of the liquidation value of outstanding preferred shares, or if the Company loses its credit rating on its auction rate securities, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate securities. Details of the interest rate swap contracts outstanding as of November 30, 2004, were as follows:

					Unrealized
	Termination	Notional	Fixed Rate Paid	Floating Rate Received	Appreciation/
Counterparty	Date	Amount	by the Company	by the Company	(Depreciation)
U.S. Bank, N.A.	07/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$ (82,599)
U.S. Bank, N.A.	07/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	(125,931)
					$(208,530)

Tortoise Energy Infrastructure Corporation

N O T E S T O F I N A N C I A L S T A T E M E N T S
(Continued)

10. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 12,684,154 shares outstanding at November 30, 2004. Transactions in common shares for the period February 27, 2004 through November 30, 2004, were as follows:

Beginning shares	23,047
Shares sold through initial public offering and exercise of overallotment options	12,600,000
Shares issued through reinvestment of dividends	61,107
Ending shares	12,684,154

11. Subsequent Events
On December 1, 2004 the Company paid a dividend in the amount of $0.43 per share, for a total of $5,454,186. Of this total, the dividend reinvestment amounted to $1,105,225.

Effective November 10, 2004, the Company’s Board of Directors approved an additional common stock offering. The Company received net proceeds of $46,244,961 from the issuance of 1,755,027 common shares on December 22, 2004, in connection with this offering.

2004 Annual Report

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
P U B L I C  A C C O U N T I N G  F I R M

The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (the Company), including the schedule of investments, as of November 30, 2004, and the related statements of operations, changes in net assets, and cash flows, and financial highlights for the period from February 27, 2004 (commencement of operations) through November 30, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2004, the results of its operations, changes in its net assets, its cash flows, and its financial highlights for the period from February 27, 2004 (commencement of operations) through November 30, 2004, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 7, 2005

Tortoise Energy Infrastructure Corporation

O F F I C E R S  A N D  D I R E C T O R S  O F  T H E  C O M P A N Y
November 30, 2004

Other Public
	Position(s) Held		Company
	with Company and	Principal Occupation	Directorships Held
Name and Age	Length of Time Served	During Past Five Years	by Director

Independent Directors

Conrad S. Ciccotello, 44	Director since 2003	Associate Professor of Risk Management	None
and Insurance, Robinson College of Business,
Georgia State University since 1999;
Director of Graduate Personal Financial
Planning (PFP) Programs; Editor, Financial
Services Review since 2001 (an academic
journal dedicated to the study of individual
financial management); Formerly,
faculty member, Pennsylvania State
University (1997-1999).

John R. Graham, 59	Director since 2003	Executive-in-Residence and Professor of	Erie Indemnity Company;
		Finance, College of Business Administration,	Erie Family Life
		Kansas State University (has served	Insurance Company;
		as a professor or adjunct professor since	Kansas State Bank
1970); Chairman of the Board, President
and CEO, Graham Capital Management,
Inc. and Owner of Graham Ventures;
Formerly, CEO, Kansas Farm Bureau
Financial Services, including seven
affiliated insurance or financial service
companies (1979-2000).

Charles E. Heath, 62	Director since 2003	Retired in 1999. Formerly, Chief Investment	None
Officer, General Electric’s Employers
Reinsurance Corporation (1989-1999).
CFA since 1974.

(Continued)

2004 Annual Report

O F F I C E R S  A N D  D I R E C T O R S  O F  T H E  C O M P A N Y
(Continued)

Other Public
	Position(s) Held		Company
	with Company and	Principal Occupation	Directorships Held
Name and Age	Length of Time Served	During Past Five Years	by Director

Interested Directors and Officers
H. Kevin Birzer1, 45	Director and Chairman	Partner/Senior Analyst, Fountain Capital	None
	of the Board since 2003;	(1989-present); Manager of the Adviser;
	Manager of Adviser	Formerly, Vice President, F. Martin Koenig
& Co. (1981-1986); Vice President, Corporate
Finance Department, Drexel Burnham
Lambert (1986-1989).

Terry C. Matlack1, 48	Director, Treasurer and
	Chief Financial Officer	Managing Director, KCEP, a private equity	Trendstar Investment
	since 2003; Manager of	investment firm (2001-present); Manager	Trust (open-end small
	Adviser	of the Adviser; Formerly, President,	cap investment fund)
GreenStreet Capital (1995-2001).

David J. Schulte, 43	President and Chief	Managing Director, KCEP (1993-present);	None
	Executive Officer since	Manager of the Adviser; CFA since 1992;
	2003; Manager of	Member, Financial Accounting Policy
	Adviser	Committee of AIMR.

Zachary A. Hamel, 39	Secretary since 2003;	Partner/Senior Analyst with Fountain	None
	Manager of Adviser	Capital (1997-present); Manager of
the Adviser.

Kenneth P. Malvey, 39	Assistant Treasurer since	Investment Analyst, Fountain Capital	None
	2003; Manager of	Management (2002-present); Formerly,
	Adviser	Investment Risk Manager and member
of the Global Office of Investments,
GE Capital’s Employers Reinsurance
Corporation (1996-2002).

1)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” of the Adviser within the meaning of the 1940 Act.

The statement of additional information contains additional information about the Company’s Directors. The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Company’s Forms N-Q and statement of additional information are available without charge upon request by calling the Company at 1-888-728-8784 or by visiting the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the Company’s Forms N-Q at the Commissions Public Reference Room in Washington DC. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tortoise Energy Infrastructure Corporation

A D D I T I O N A L  I N F O R M A T I O N
P r i v a c y  P o l i c y

Generally, we do not collect any nonpublic personal information. However, certain nonpublic personal information may become available to us from (1) information we receive from you in connection with transactions in our securities, such as your name, address, phone number, social security number, assets, income, and other household information; (2) information about your transactions with us, our affiliates, or others, such as your account balances, transaction history, and claims you make; and (3) information from visitors to our website provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

We do not disclose any nonpublic personal information about any of our current or former stockholders except as follows: (1) to our investment adviser and administrator in connection with our business; (2) to our affiliates, but our affiliates may only disclose the information to the same extent as we can; (3) to nonaffiliated third parties with whom we have a contractual agreement to jointly offer, endorse, market or sponsor a financial product or service, and/or to service and maintain customer accounts including effectuating a transaction; or (4) as permitted by law.

To protect your nonpublic personal information, we restrict access to nonpublic personal information to those individuals who need to know that information to service your account. We also maintain certain physical, electronic and procedural safeguards to protect your nonpublic personal information.

We do not disclose nonpublic financial information to nonaffiliated third parties (other than disclosures permitted by law); however, if, in the future, our policies were to change, you would be notified and provided an opportunity to opt out of our disclosure of that information.

Fair Disclosure Policy
Tortoise Energy maintains a website at www.tortoiseenergy.com. We intend to disclose material information with respect to its operations to the public via its website and will issue a press release each time such information is posted. The Adviser also maintains a website at www.tortoiseadvisors.com.

Forward - Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy’s actual results are the performance of the portfolio of stocks held by Tortoise Energy, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy will trade in the public markets and other factors discussed in Tortoise Energy’s periodic filings with the Securities and Exchange Commission.

Proxy Voting Policies
A description of the policies and procedures that Tortoise Energy uses to determine how to vote proxies relating to portfolio securities owned by Tortoise Energy and information regarding how Tortoise Energy voted proxies relating to the portfolio securities during the period ended June 30, 2004 is available to stockholders (i) without charge, upon request, by calling Tortoise Energy at (913) 981-1020 or toll-free at 1-888-728-8709; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

2004 Dividends and Distributions

	Amount	Characterization
Paid	(per share)	for Tax Purposes

June 4, 2004	$0.20	Return of Capital
September 1, 2004	0.34	Return of Capital
December 1, 2004	0.43	Return of Capital

2005 Annual Meeting of Stockholders
Location: The Doubletree Hotel,
10100 College Boulevard,
Overland Park, KS 66210
Date: April 15, 2005
Time: 9:00 a.m.
Holders of Record: March 7, 2005

Investment Advisor
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
p: (913) 981-1020
f: (913) 981-1021
www.tortoiseadvisors.com

Executive Management of
Tortoise Capital Advisors, L.L.C.
David J. Schulte
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack

Board of Directors of
Tortoise Energy Infrastructure Corporation

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle Street
Chicago, IL 60602

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

LEGAL COUNSEL
Blackwell Sanders Peper Martin L.L.P.
2300 Main Street
Kansas City, MO 64108

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, MO 64105

TOLL FREE TELEPHONE NUMBER
1-888-728-8784

WEBSITE
www.tortoiseenergy.com

CORPORATE ADDRESS
Tortoise Energy Infrastructure Corporation
10801 Mastin Blvd., Suite 222
Overland Park, KS 66210
(913) 981-1020

STOCK SYMBOL
Listed NYSE Symbol: TYG

STOCKHOLDER COMMUNICATION AND ASSISTANCE
(913) 981-1020
www.tortoiseenergy.com

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

designed by curran & connors, inc. / www.curran-connors.com

(Unaudited)

Tortoise Energy Infrastructure Corporation

“…Steady Wins”

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Infrastructure Corporation
10801 Mastin Blvd., Suite 222 • Overland Park, Kansas 66210 • p: 913.981.1020 • f: 913.981.1021 • www.tortoiseenergy.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant has posted its code of ethics on its internet website: www.tortoiseenergy.com.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2004
Audit Fees	65,658
Audit-Related Fees
Tax Fees	14,226
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

1

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2004
Registrant
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Conrad Ciccotello, Mr. John Graham, and Mr. Charles Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

1.	Introduction

Tortoise Energy Infrastructure Corporation (the “Company”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of the Company and its shareholders. In pursuing this policy, proxies should be voted in a manner that is intended to maximize shareholder value and all conflicts of interests should be resolved exclusively in favor of the Company.

2.	Delegation

The Company hereby delegates responsibility for voting proxies for which it is entitled to vote to Tortoise Capital Advisors, LLC (the “Adviser”) and the Adviser hereby accepts such delegation and agrees to vote proxies in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

3.	General

a.	Because of the unique nature of the Master Limited Partnerships (“MLPs”) in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

b.	The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

c.	The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

d.	All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

e.	The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3

4.	Conflicts of Interest

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the Managers of the Adviser actually knew or should have known of the conflict. The Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Company or any person involved in the proxy decision-making process serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Company or any person involved in the proxy decision-making process serves as a director or executive officer of the portfolio company.

•	The Company, any venture capital fund managed by the Company, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to Terry Matlack.

If a material conflict is identified, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5.	Board Reporting.

a.	The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually to the Board regarding any issues arising under the Policy, including any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including information about conflicts.

b.	The Adviser shall submit a report at the next regularly scheduled meeting, but no less frequently than annually, identifying any recommended changes in practices.

6.	Recordkeeping

The Chief Executive Officer is responsible for maintaining the following records:

•	proxy voting policies and procedures;

•	proxy statements (provided, however, that the Company may rely on the Securities and Exchange Commission’s EDGAR system if the Company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Company with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast; and

•	any records prepared by the Company that were material to a proxy voting decision or that memorialized a decision.

4

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/04-6/30/04	0	0	0	0
Month #2 7/1/04-7/31/04	0	0	0	0
Month #3 8/1/04-8/31/04	0	0	0	0
Month #4 9/1/04-9/30/04	0	0	0	0
Month #5 10/1/04-10/31/04	0	0	0	0
Month #6 11/1/04-11/30/04	0	0	0	0
Total	0	0	0	0

Item 9. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 10. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d)) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

5

Item 11. Exhibits.

(a)	(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered be the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tortoise Energy Infrastructure Corporation

By (Signature and Title)_/s/ David J. Schulte
                  David J. Schulte, President

Date January 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ David J. Schulte
David J. Schulte, President

Date January 28, 2005_______________________________________

By (Signature and Title)* _/s/ Terry C. Matlack
Terry C. Matlack, Treasurer

Date January 28, 2005________________________________________

* Print the name and title of each signing officer under his or her signature.